POWER OF ATTORNEY

For Executing Forms 3, 4 and 5

	Know all by these
presents, that the undersigned hereby constitutes and appoints each of
David G. Mazzella, and Robert N. Latella signing singly, his true and lawful attorney-in-fact to:

	(1)	execute for and on behalf of the
undersigned Forms 3, 4 and 5
		with respect to Veramark Technologies,
Inc. in accordance with
		Section 16(a) of the Securities Exchange Act of
1934 and the
		rules thereunder;

	(2)	do and perform any and all acts
for and on behalf of the
		undersigned which may be necessary or
desirable to complete
		the execution of any such Forms 3, 4 or 5 and the timely
		filing  of such form with the United States Securities and

		Exchange Commission and any other authority; and

	(3)	take any other
action of any type whatsoever in connection
		with the foregoing which,
in the opinion of such attorney-in-
		fact, may be of benefit to, in the
best interest of, or
		legally required by, the undersigned, it being understood
		that the documents executed by such attorney-in-fact on behalf
		of the undersigned pursuant to this Power of Attorney shall be
		in such form and shall contain such terms and conditions as such attorney-in-fact may approve in his/her discretion.

	The undersigned
hereby grants to each such attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as such attorney-in-fact might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or his substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

	IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 13th day of September, 2002.

			/s/
Charles A Constantino
			Charles A Constantino